UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 25, 2006
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                       Allegheny Technologies Incorporated
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             (Exact name of registrant as specified in its charter)


               Delaware               1-12001                25-1792394
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    (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)

1000 Six PPG Place, Pittsburgh, Pennsylvania                15222-5479
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   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (412) 394-2800
                                                     ---------------

                                       N/A
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         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 Results of Operations and Financial Condition

On October 25, 2006, Allegheny Technologies Incorporated issued a press release with respect to its third quarter 2006 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under
Item 2.02 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)      Exhibits

         Exhibit 99.1       Press release dated October 25, 2006.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ALLEGHENY TECHNOLOGIES INCORPORATED

                             By:    /s/ Jon D. Walton
                                    ------------------------------------------
                                    Jon D. Walton
                                    Executive Vice President, Human Resources,
                                    Chief Legal and Compliance Officer

Dated:  October 25, 2006

                                  EXHIBIT INDEX

Exhibit 99.1           Press release dated October 25, 2006.